UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): January 17, 2020

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NORTHERN TECHNOLOGIES INTERNATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-11038	41-0857886
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
4201 Woodland Road P.O. Box 69 Circle Pines, Minnesota	55014
(Address of principal executive offices)	(Zip Code)

(763) 225-6600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.02 per share	NTIC	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company [_]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [_]

Item 5.07	Submission of Matters to a Vote of Security Holders.

On January 17, 2020, Northern Technologies International Corporation (“NTIC”) held an Annual Meeting of Stockholders (the “2020 Annual Meeting”). As of the close of business on November 20, 2019, the record date for the 2020 Annual Meeting, there were 9,090,413 shares of common stock outstanding and entitled to vote at the 2020 Annual Meeting. Each share of common stock was entitled to one vote. Stockholders holding an aggregate of 6,513,140 shares of common stock entitled to vote at the 2020 Annual Meeting, representing 71.64% of the outstanding shares of common stock as of the record date, and which constituted a quorum thereof, were present in person or represented by proxy at the 2020 Annual Meeting.

At the 2020 Annual Meeting, NTIC’s stockholders considered four proposals, each of which is described in more detail in NTIC’s definitive proxy statement for the 2020 Annual Meeting filed with the Securities and Exchange Commission on December 2, 2019.

The final results of NTIC’s stockholder vote at the 2020 Annual Meeting on each proposal brought before NTIC’s stockholders were as follows:

Proposal No. 1 -	Election of directors, each to serve for a term of one year:

	Votes For	Votes Withheld	Broker Non-Votes
Nancy E. Calderon	5,377,871	9,878	1,125,391
Sarah E. Kemp	5,356,471	31,278	1,125,391
Soo-Keong Koh	5,358,951	28,798	1,125,391
Sunggyu Lee, Ph.D.	5,358,551	29,198	1,125,391
G. Patrick Lynch	5,385,451	2,298	1,125,391
Ramani Narayan, Ph.D.	5,380,951	6,798	1,125,391
Richard J. Nigon	5,363,951	23,798	1,125,391
Konstantin von Falkenhausen	5,357,751	29,998	1,125,391

Proposal No. 2 -	Approval, on an advisory basis, of the compensation of NTIC’s named executive officers, as disclosed in NTIC’s proxy statement:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
5,333,618	35,428	18,703	1,125,391

Proposal No. 3 -	Approval, on an advisory basis, of a frequency of every one year for future advisory votes on executive compensation:

One Year	Two Years	Three Years	Votes Abstained	Broker Non-Votes
4,831,992	87,325	466,832	1,600	1,125,391

In accordance with the result of the advisory vote on Proposal No. 3, NTIC’s Board of Directors has determined that NTIC will conduct an executive compensation advisory vote, or say-on-pay vote, every year.

Proposal No. 4 -	Ratification of the selection of Baker Tilly Virchow Krause, LLP as NTIC’s independent registered public accounting firm for the fiscal year ending August 31, 2020:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
6,489,298	22,362	1,480	-

With respect to Proposal One, each of the director nominees was elected by NTIC’s stockholders by the required vote. Each of Proposal Two, Proposal Three and Proposal Four was approved by NTIC’s stockholders by the required vote.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHERN TECHNOLOGIES
INTERNATIONAL CORPORATION

By:
Matthew C. Wolsfeld
Chief Financial Officer and Corporate Secretary

Dated: January 21, 2020